EXHIBIT 10.2

PURCHASE AGREEMENT

AGREEMENT

THIS AGREEMENT dated for reference the 14th day of October, 2002

BETWEEN:

                LOCKE B. GOLDSMITH, of Suite 301, 1855 Balsam Street, Vancouver, BC

                (hereinafter called "Goldsmith")

                                                                       OF THE FIRST PART

AND:

RON SCHMITZ, of Suite 1260 - 609 Granville Street, Vancouver, BC, V7Y 1G5

(hereinafter called "Schmitz")

                                                                                                     OF THE SECOND PART
                (collectively referred to as the "Parties")

WHEREAS:

A.     Goldsmith owns the title of the mineral interest in the Santos Mineral Claim in the Slocan Mining Division of British Columbia and the information related to this claim.

B.     Schmitz wishes to acquire the title of the mineral interest and obtain the related information from Goldsmith for the ultimate benefit of Knightsbridge Resources Ltd.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the Parties agree as follows:

1.     Goldsmith agrees to sell and Schmitz agrees to purchase 100% interest in the Santos Mineral Claim, Tenure Number 256380.

2.     Goldsmith agrees to provide to Schmitz information related to this mineral claim.

3.     The Parties agrees that Schmitz shall pay to Goldsmith a total amount of CDN $600 in cash on the date of this Agreement.

IN WITNESS WHEREOF the parties hereto have executed this agreement the day and year first above written.

Locke B. Goldsmith
in the presence of:

/s/ Wendy A. Mortimer
________________________________
Witness Name - Signature

Wendy A. Mortimer                                                               /s/ Locke B. Goldsmith
Witness Name - Print                                                       ________________________________
21483 Mayo Place                                                               LOCKE B. GOLDSMITH
Address
Maple Ridge, BC
City, Province

Bookkeeper
Occupation

Ron Schmitz
in the presence of:

/s/ Gurdeep Phachu
________________________________
Witness Name - Signature

Gurdeep Phachu                                                                   /s/ Ron Schmitz
Witness Name - Print                                                       ________________________________
7236 - 116th St.                                                                          RON SCHMITZ
Address
North Delta, BC
City, Province

Accountant
Occupation